                                                                      Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


PSICOR, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report, dated November 22, 1995, into the Company's previously filed Registration Statements on Form S-8, File Numbers 33-16128, 33-35529, 33-40269, 33-40270, 33-40271, 33-62564 and 33-78598 and the Company's previously filed
Registration Statement on Form S-3, File Number 33-78870.



ARTHUR ANDERSEN LLP
San Diego, California
December 28, 1995